Disruption is inevitable.
Jerrick is innovative.

Forward Looking Statements

This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described.

The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Any securities which may be offered by the company as contemplated by the terms described herein will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration afforded by Section 4(2) of the Securities act and Regulation D, Rule 506 promulgated thereunder. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment.

In response to disruption, Jerrick develops technology solutions with a focus on sustainable and scalable revenues.

We are capitalizing on changes in digital media by creating a shift toward a more sustainable model for brands and creators.

Our platforms are connected through our proprietary technology-allowing them to extract maximum value from the Jerrick ecosystem.

In a multi-billion dollar marketplace, only a small amount of penetration is needed to generate significant revenues.

JMDA

Historically, corporate valuations were based on revenue models that became unsustainable and required expensive technology.



6000
4500
3000
1500
0
$66B
2018 Digital Advertising Market
VICE
BuzzFeed
VOX MEDIA
Revenue (in millions)
Valuation (in millions)
Source: theinformation.com

Traditional advertising business models are increasingly threatened.


680M users have an ad blocker installed
Has caused margin compression
Ad Driven Business Model Disruption
Ad revenue has been monopolized by Google & Facebook
Has caused content quality to decrease

Content creation is surging, and projected to accelerate.

Audiences are shifting from traditional digital media to independent creator content.

By the time you finish reading this:

4,300,000 Video views on YouTube	**1440** Wordpress posts published
936,073 Videos viewed on Twitch	**174,000** Instagram posts viewed
2,400,000 Snaps created on Snapchat	**40,000** Hours listened on Spotify

JMDA

Tools and audiences for creators are decentralized.

There is no obvious home for diverse creators, and monetization tools are limited. With the rise of Gen-Z soon to be 40% of consumers by 2020, tools for creation are a priority for expressing their views, opinions and purchasing behaviors.

Artists	Behance	dribbble	ELLO
Musicians	Spotify	Mixcloud	SoundCloud
Videographers	YouTube	vimeo	twitch
Writers / Bloggers	Medium	amazonkindle	wattpad
Photographers	vsco		

Our mission is to build a flexible publishing platform, organic communities, and monetization tools for brands and creators.

Vocal is a platform to discover and support a new generation of creators and their stories.


Vocal
Submit your stories. Get paid.
How it works
Start creating
Explore Communities
01
Beat
Staff Picks
Ossiana Tepfenhart

Supports creators by providing tools, discovery and revenue generating features.

Provides brands with opportunities to authentically gain awareness and drive conversions.

Improves reader discovery through a combination of human and machine led recommendations.

Vocal's network is comprised of 32 genre specific communities and growing.


01
Beat
BLUSH
CLEATS
CRIMINAL
Education
Families
FEAST
Filthy
FUTURISM
GAMERS
GEEKS
HORROR
humans
journal
LIFEHACK
MOTIVATION
PetLife
Poets
PROOF
psyche
SERVE
chain
SWAMP
trader
UNBALANCED
WANDER
WHEEL

20+ more communities in 2018

How Vocal Works


Submit for Review
Gloria Steinem

Create effortlessly with a best-in-class editor.


Choose a community to submit your story:
01
Beat
CRIMINAL
FEAST
FUTURISM
GAMERS
humans
journal

Submit to one of the communities.


Vocal
Sarah McDaniel
Follow Sarah
Send a gift
FALSE VACUUM THEORY

Build and amplify your loyal audience.


Vocal
Your Stats
126,926
$492.13
$62
$272.49
Connect with Stripe
Gifts
$10: Do You Want to Know a Secret?
$20: 5 Things That Can Be Done to Revive Toxic Work Culture

Monetize your story with built-in features.

Vocal creates meaningful connectivity and revenue streams for brands and creators.


Vocal
A Virtual Marketplace
Creators
Platform processing fees
Brand collaborations
Creator tools upgrade
Brands
Brand subscriptions
Affiliated sales
Vocal Agency productions

Vocal's Virtuous Cycle


Creators
Seek engagement & monetization
Moderation & direct monetization
Compelling content to consume
Revenue sharing, quality stories
Engagement, monetization via gifts/pledges
Vocal
Seeks revenue & growth
Readers
Seek compelling content
Moderation, content, tools
Compelling brand content
Revenues
Engaged audience & conversions
Brands
Seek customers

Our Audience

In its first year, Vocal has experienced exponential global growth.



6M+
Monthly Unique Visitors
200K+
Creators
300+
Daily Stories
30+
Communities



18-24
25-34
35-44
45+

Diverse age groups
Our audience is divided by age and interest.



52%
48%
Men
Women

Balanced genders
Vocal appeals to both men and women equally.



78%
Mobile / Tablet

Mobile-first
78% of Vocal users are on mobile devices.

Traditional advertising is losing value and dollars are shifting to branded content.

People trust branded content.

Display ads are generally distrusted and ineffective.

Vocal's authentic quality content results in longevity, brand affinity, and loyalty.

90%

of consumers find custom brand content useful

69%

of consumers trust branded content

68%

of consumers spend time on content from a brand they are interested in

73%

of consumers prefer branded content to traditional advertising

Conversion rate is nearly 6x higher for content marketing brands than non-adopters

Source | Salesforce, Nielsen, Unbounce

Promote your brand through an engaging experience.


BLUSH
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Build brand affinity:
Connect with your audience on a deeper level through custom content.

Expand your audience:
Your brand's content is authentically incorporated within niche communities that represent established audiences.

Drive conversions:
Our in-house team collaborates with your brand to create unique custom content that drives revenues and conversions.

Unique audience engagement from brand awareness contests.

Contests are a great way to forge a direct link between brands, our creators, and their audiences. Our agency will develop, maintain, promote and monitor your contest - the ultimate version of brand engagement and creator monetization.


FUTURISM
Home Science Humanity Science Fiction Future List Literature Art Fantasy Extraterrestrial Space
kuri
heykuri.com
Kuri Robot Story
Where did Kuri, the adorable home robot, come from?
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Michael Soapes
2 hours ago
Jason Rhode
8 hours ago

Branded Stories Lifetime Value

Branded content is inherently long-lasting.

Custom content generates organic growth over an extended period of time while traditional advertising is short-lived.


Traditional Advertising
Vocal's Branded Stories
Brand Impact
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Awareness
Consideration
Decision

Our mission is to build the best creator-driven social platform.


2018 Roadmap
iOS + Android Apps
Monetization Integrations
Machine Learning Curation
SaaS / Software as a Service
Creator / Brand Marketplace
Social Feeds

We have set ambitious but realistic goals for the upcoming 12 months.

1,000
Stories published per day

800,000
Active creators

17,000,000
Monthly unique visitors

50+
Communities

$4M+
Forward Revenue Run Rate

Vocal, Jerrick's flagship proprietary technology platform, will be adapted for future opportunities by applying it to other industries.

Vocal’s innovative platform and technology can be applied to a number of industries.

Franchisable as well as hub and spoke business models:


Professional Sports


Universities


Municipalities


Medical


Non-profits


Real Estate

A platform for teams, players and fans to connect.

The franchise nature of the sport's industry represents the perfect next adaptation of the Vocal architecture, moderation capabilities, and merchandising opportunities.


Explore
BACKBOARD
The premiere basketball community hub.
Learn more
Become a creator
Join the Timberwolves fan community.
Join Now
MINNESOTA

A passionate and experienced team dedicated to building the next great platform.



Jeremy Frommer (Founder)
20+ years of fin-tech leadership experience including Kidder Peabody, Bank of America, Next-Gen Trading, Carlin Financial Group & RBC Capital Markets



Rick Schwartz (Founder)
20+ years of entertainment media leadership experience including *Gangs of New York*, *The Aviator*, *The Departed*, *Black Swan* & *Lip Sync Battle*.

Justin Maury
Head of Product

Julio Castilla
Head of Technology

Sharon Solomon
Head of Marketing

25+
Employees

Join the Jerrick journey.

Investor Relations
ir@jerrick.media
201-258-3770